Exhibit 99.1

GSI Commerce, Inc.

August 2005

Safe Harbor Statement

All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, the impact of FASB Statement No. 123R, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

Non-GAAP Financial Measures

This presentation contains the non-GAAP measures merchandise sales, certain ratios that use merchandise sales and adjusted EBITDA. Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise, or records the full amount of such sales on its financial statements. GSI Commerce uses merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as department staffing levels for partner services are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to both GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.

GSI Commerce also uses adjusted EBITDA, which represents earnings (or losses) before interest income/expense, taxes, depreciation, amortization, and stock-based compensation. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and does not consistently reflect GSI Commerce’s results from its core business activities.

These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this presentation have been reconciled to the nearest GAAP measures as required under Securities and Exchange Commission rules.

Leading Provider of Outsourced e-Commerce Solutions

Founded 1999

50+ major retailers & brands 7 retail categories

Comprehensive, centralized e-commerce platform

Technology

Fulfillment

Customer care

Partner services

Domestic & international capabilities

1,300+ employees $335m net revenues / $475m merchandise sales in 2004

Strong Growth Projected for e-Commerce

The U.S. Online General Merchandise Market *

$ in billions $160

$140 $120 $100 $80 $60 $40 $20

16.9% net revenue CAGR

$79.0 $97.0 $115.0 $132.2 $148.0

2004E 2005E 2006E 2007E 2008E

* The U.S. online general merchandise market excludes travel, grocery and autos.

Source: Forrester Research

Large Addressable Market for GSI Commerce

2005 U.S. Online General Merchandise Market * $97.0 billion

* The U.S. online general merchandise market excludes travel, grocery and autos. Source: Forrester Research

$ in billions

2005 Target Categories = $59.3 billion

$3.2 Health & Beauty

$3.6 Jewelry & Luxury Goods

$4.1 Sporting Goods

$4.5 Music & Video

$9.4 Consumer Electronics

$13.8 Apparel

$20.7 Home

Compelling Reason for Prospects to Outsource

Online general merchandise sales estimated to be 3.6% of total retail sales in 2004 *

Most of online retail sales will come from multichannel partners

Multichannel retailers derive vast majority of revenue offline

Enable companies to maximize online business in a growing e-commerce market

Too large to ignore!

However

Online retail is not a core competency!

Significant opportunity!

* For GSI Commerce partners, online sales typically are between 2%-3% of total sales.

GSI Offers a Strong Value Proposition

A Complete Solution

Access to integrated suite of technology, supporting infrastructure and partner services enables partners to avoid non-leveragable investments

Partner-centric / Brand-centric

Partners maintain full brand identity with consumers. GSI Commerce has a transparent role

Expertise & High-Quality Components

GSI Commerce has a critical mass of expertise in integrated online technology, marketing and retailing

Focus on Reinvestment

Multipartner model ?scale and operating leverage

Win/Win Economics

Financial predictability and aligned interests through long-term contracts

Integrated e-Commerce Platform

Supporting Infrastructure

Partner Services

CRM

Creative, Usability, Testing, Enhancements

Multichannel Integration

International Capabilities

Interactive Marketing

1:1 Marketing

Content Developing and Imaging

Design

Fulfillment

Core Technology

Customer Care

Partnering with Top Brands

Apparel

Electronics

Home

Sporting Goods

Health & Beauty Entertainment Jewelry & Luxury Goods

Growth Strategy

Increase the size of existing partners’ businesses

Partner Services

International

Continue to add new partners

2004 2005 2006 2007 2008

Compounding effect of long-term agreements

Growing Faster than the Industry

2001 2004 2003 2002

68% 25.4% 7.3% 58.2% 27.0% 5.3% 81.4% 25.6% 3.0% 135.2% 22.3% 2.7% 50.0% 100.0% 150.0%

Percent Growth Y/Y *

GSI Commerce Merchandise Sales ** E-Commerce Sales Total Retail Sales

* E-commerce Sales and Total Retail Sales Source: Census Bureau, U.S. Department of Commerce.

** For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2001—2004 at www.gsicommerce.com/news/news.jsp . Prior to 2002, GSI Commerce did not use merchandise sales and so total net total revenue is used in this presentation for fiscal year 1999, 2000 and 2001.

Category Expansion & Partner Growth

60 50 40 30 20 10

Categories

Sports

Consumer Electronics Health & Beauty Entertainment Home Apparel Jewelry & Luxury Goods

1 1 1 4 5 6 7 4 84 17 9 28 11 36 8 44 8 53 9

1999 2000 2001 2002 2003 2004

2005

Net Revenues – Trailing Four Quarters

$450 $400 $350 $300 $250 $200 $150 $100 $50

Net Revenue $ in millions

5.5 11.2 18.9 27.9 42.7 53.2 62.4 71.4 102.5 118.2 134.4 148.6 172.5 189.5 206.7 222.0 241.9 259.3 273.7 294.8 335.4 360.5 387.5

4Q 99

1Q 00 2Q 00 3Q 00 4Q 00 1Q 01 2Q 01 3Q 01 4Q 011Q 02 2Q 02

3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05

Business Models Provide Balanced Gross Profit Contribution

Owned Inventory

Net Revenue Owned Inventory (Product Sales)

Gross Profit Owned Inventory

$72 M $275 M $275 M

Merchandise Sales in 2004 $335 M

Total Net Revenue $132 M

Total Gross Profit $475 M

$60 M $200 M $60 M

Non-Owned Inventory

Net Revenue Non-Owned Inventory (Service Fees)

Gross Profit Non-Owned Inventory

2004 Expense Breakdown

Total Gross Profit $132 M

Sales & Marketing $78.9 M

Product Development $20.2 M

G&A and Other $18.8M

Adjusted EBITDA $14.3 M

Fulfillment

Credit card processing Customer care Revenue share Business management

Technology

HR, legal, finance, business development, corp. development & minority interest

Multiple Drivers of Margin Expansion

Adjusted EBITDA Margin

5%

0 -5% -10% -15%

2001

-16.2%

4.3%

2004

G&A and Other

Product Development

+2,050 Basis Points

Gross Margin

Sales & Marketing

470 bp 240 bp 810 bp 530 bp

As a % of net revenues

2001 2004

Gross Profit 34.1% 39.4%

Sales & Marketing 31.6% 23.5%

Product Develop. 8.4% 6.0%

G&A and Other 10.3% 5.6%

Strong Balance Sheet

($ millions) Jan. 1, 2005 July 3, 2004 July 2, 2005

Cash * $ 75.4 $ 48.2 $ 117.5

Inventory $ 37.8 $ 22.0 $ 33.1

Net Fixed Assets $ 74.3 $ 63.3 $ 79.3

Total Assets $ 231.9 $ 172.6 $ 274.8

Debt $ 14.5 $ 13.0 $ 71.4

A/P & Accrued $ 90.5 $ 43.6 $ 33.2

Total Liabilities $ 114.4 $ 68.3 $ 130.9

Equity $ 117.5 $ 104.2 $ 143.9

* Cash and cash equivalents, short-term investments and marketable securities

Appendix A

GSI COMMERCE, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands) (Unaudited)

Fiscal Year Ended

December 29, January1,

2001 2005

Adjusted EBITDA:

Net income (loss) excluding interest income and expense,

taxes and charges for stock-based compensation

and depreciation and amortization $ (16,092) $ 14,260

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (16,092) $ 14,260

Interest expense 608 538

Interest income (3,049) (1,162)

Taxes - -

Stock-based compensation 10,282 3,600

Depreciation and amortization 6,662 10,944

Net income (loss) $ (30,595) $ 340

Appendix B

GSI COMMERCE, INC. AND SUBSIDIARIES

MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Year Ended

January 3, January 1, Variance

2004 2005 Amount %

Merchandise sales (1)—(a non-GAAP financial measure):

Category:

Sporting goods $ 128,489 $ 200,394 $ 71,905 56%

Other (2) 153,538 274,586 121,048 79%

Total merchandise sales (1)—(a non-GAAP

financial measure) $ 282,027 $ 474,980 $ 192,953 68%

Net revenues—(GAAP basis):

Net revenues from product sales:

Category:

Sporting goods $ 128,361 $ 165,380 $ 37,019 29%

Other (2) 88,149 109,608 21,459 24%

Total net revenues from product sales 216,510 274,988 58,478 27%

Service fee revenues 25,409 60,344 34,935 137%

Total net revenues - (GAAP basis) $ 241,919 $ 335,332 $ 93,413 39%

Appendix B . . . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Year Ended

January 3, January 1, Variance

Reconciliation of merchandise sales (1) to net revenues: 2004 2005 Amount %

Merchandise sales (1)—(a non-GAAP financial measure):

Category:

Sporting goods $ 128,489 $ 200,394 $ 71,905 56%

Other (2) 153,538 274,586 121,048 79%

Total merchandise sales (1)—(a non-GAAP

financial measure) 282,027 474,980 192,953 68%

Less:

Sales by partners (3):

Category:

Sporting goods (128) (35,014) (34,886) 27255%

Other (65,389) (164,978) (99,589) 152%

Total sales by partners (3) (65,517) (199,992) (134,475) 205%

Add:

Service fee revenues 25,409 60,344 34,935 137%

Net revenues—(GAAP basis) $ 241,919 $ 335,332 $ 93,413 39%

(1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The “Other” categories of both merchandise sales and net revenues from product sales include $1,034 and $10 for the year ended January 3, 2004 and January 1, 2005, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.